SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement    / / Confidential, for Use of the Commission
/X/  Definitive Proxy Statement         Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to
     sec.240.14a-11(c) or sec.240.14a-12


                                 WAVETECH, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                 WAVETECH, INC.
                      5210 East Williams Circle, Suite 200
                              Tucson, Arizona 85711

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 26, 1997
--------------------------------------------------------------------------------

To the Stockholders of Wavetech, Inc.:

     The Annual Meeting of the stockholders of Wavetech, Inc., a New Jersey corporation (the "Company"), will be held at The Courtyard Marriott, 201 S. Williams Blvd., Tucson, Arizona 85711 (520) 745-6000, on March 26, 1997, at 9:00 a.m. M.S.T. for the following purposes:

     1.   To elect six directors to serve a one-year term;

     2. To amend the Company's Certificate of Incorporation to change its name from Wavetech, Inc. to Telplex International, Inc.;

     3. To change the Company's state of incorporation from New Jersey to Nevada;

     4. To ratify the adoption of the 1997 Stock Incentive Plan for employees (including officers), consultants and directors; and

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on February 25, 1997 (the "Record Date") are entitled to vote at the meeting and at any adjournment or postponement thereof. Shares can be voted at the meeting only if the holder is present or represented by proxy. A list of stockholders entitled to vote at the meeting will be available for inspection at the Company's corporate headquarters for any purpose germane to the Annual Meeting during ordinary business hours for ten (10) days prior to the meeting.

     A copy of the Company's 1996 Annual Report to Stockholders, which includes audited financial statements, is enclosed. Management and the Board of Directors cordially invite you to attend the Annual Meeting.

                                      By Order of the Board of Directors,

                                      /s/ Gerald I. Quinn
                                      -----------------------------------
                                          Gerald I. Quinn
                                          President and Chief Executive Officer
Tucson, Arizona

February 14, 1997

--------------------------------------------------------------------------------
IMPORTANT: It is important that your shareholdings be represented at this meeting. Please complete, date, sign and promptly mail the enclosed proxy card in the accompanying envelope, which requires no postage if mailed in the United States.
--------------------------------------------------------------------------------

                                 WAVETECH, INC.

             PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 26, 1997

                                TABLE OF CONTENTS

                                                                                              Page
                                                                                              ----
PROXY STATEMENT...............................................................................  1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT................................  1
                  Voting and Revocation of Proxies............................................  3
                  Solicitation of Proxies.....................................................  3

ELECTION OF DIRECTORS.........................................................................  3
                  Meetings and Committees of the Board of Directors...........................  6

EXECUTIVE COMPENSATION........................................................................  7

SUMMARY COMPENSATION TABLE....................................................................  7

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
OPTION VALUE AS OF AUGUST 31, 1996............................................................  8

OPTION GRANTS IN LAST FISCAL YEAR.............................................................  8
                  Compensation of Directors...................................................  8
                  Employment Contracts........................................................  9
                  1997 Stock Incentive Plan...................................................  9

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................................  9

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT............................................. 10

PROPOSAL NO. 1 - AMENDMENT OF CERTIFICATE OF INCORPORATION TO
CHANGE NAME OF CORPORATION FROM WAVETECH TO TELPLEX
INTERNATIONAL, INC............................................................................ 10

PROPOSAL NO. 2 -  REINCORPORATION FROM NEW JERSEY TO NEVADA................................... 10
                  General  ................................................................... 10
                  Principal Reasons for the Reincorporation................................... 11
                  Certain Changes to the Company's Certificate of Incorporation............... 12
                  Certain Differences Between Nevada and New Jersey Corporation Law........... 13
                  Summary of Federal Income Tax Consequences of Reincorporation............... 14
                  Vote Required for Reincorporation and Board of Directors' Recommendation.... 15

PROPOSAL NO. 3 - RATIFICATION OF 1997 STOCK INCENTIVE PLAN.................................... 15
                  Stock Options............................................................... 15
                  Nonemployee Director Automatic Options...................................... 16
                  Restricted and Deferred Stock............................................... 17
                  Reasons For the 1997 Plan................................................... 18
                  Federal Income Tax Consequences............................................. 18
                  New Plan Benefits Table..................................................... 21


APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS................................................. 22

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING............................................. 22

OTHER BUSINESS................................................................................ 22

1996 ANNUAL REPORT ON FORM 10-KSB............................................................. 23

                                 WAVETECH, INC.
--------------------------------------------------------------------------------
                                PROXY STATEMENT
--------------------------------------------------------------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

         The accompanying proxy is solicited by the Board of Directors of Wavetech, Inc., a New Jersey corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on March 26, 1997 (the "Annual Meeting"), or any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy were mailed to all stockholders entitled to vote at the Annual Meeting on or about February 25, 1997. The corporate offices of the Company are located at 5210 East Williams Circle, Suite 200, Tucson, Arizona 85711 and its telephone number at that address is (502) 750-9093.

         Only stockholders of record at the close of business on February 25, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. On the Record Date, 14,964,442 shares of Common Stock, $.001 par value, were issued and outstanding. Each holder of Common Stock is entitled to one vote, exercisable in person or by proxy, for each share of the Company's Common Stock held of record on the Record Date.

         The presence of a majority of the holders of the Common Stock in person or by proxy is required to constitute a quorum for the conduct of business at the Annual Meeting. Votes withheld from any director are counted for purposes of determining the presence of a quorum, but have no legal effect under New Jersey law. Abstentions and broker non-votes will also be included in the determination of the number of shares represented for a quorum. The proposals for which stockholder approval is being sought cannot be approved without the affirmative vote of the holders of a majority of the votes cast, in person or by proxy, at the Annual Meeting. At the Annual Meeting, the Company will appoint an Inspector of Election to count all votes and ballots and make a written report thereof.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the beneficial ownership of shares of Common Stock of the Company on February 14, 1997 by (i) each director, (ii) each director-nominee, (iii) each executive officer, (iv) all directors, director-nominees and executive officers as a group and (v) all persons known by the Company to be the beneficial owners of more than 5% of the Company's Common Stock.

         The percentage ownership information set forth in the right hand column of the following table has been computed in accordance with Securities and Exchange Commission ("SEC") guidelines.

Name and Address of           Number of Shares               Percent of
Beneficial Owner              Beneficially Held             Ownership(1)
----------------              -----------------             ------------
Terence E. Belsham (2)             1,079,023                  7.2%

Richard P. Freeman (2)             1,079,023                  7.2%

Len B. Casebier (2)                  979,023                  6.5%

Gerald I. Quinn (2)                  803,637(5)               5.4%

Richard Baillie (2)                      -0-                    0%

Terry Cuthbertson (2)

Terrence H. Pocock (2)                   -0-                    0%

Switch Telecommunications Pty      3,544,110(6)               23.7%
Limited
  55 Mentmore Ave
  Rosebery, New South Wales 2018
  Australia

ALL OFFICERS AND DIRECTORS         3,450,844(3)(4)(5)(7)      23.1%
AS A GROUP (7 IN NUMBER)

----------
(1) The percentages shown include the shares of Common Stock actually owned as of January 14, 1997 and the shares of Common Stock with respect to which the person had the right to acquire beneficial ownership within 60 days of such date pursuant to options. All shares of Common Stock that the identified person had the right to acquire within 60 days of February 14, 1997 upon the exercise of options are deemed to be outstanding when computing the percentage of the securities owned by such person, but are not deemed to be outstanding when computing the percentage of the securities owned by any other person.

(2) Each of these holders has an address at c/o the Company, 5210 E. Williams Circle, Suite 200, Tucson, Arizona 85711.

(3) Includes 100,000 common shares issuable in connection with options to purchase common stock.

(4) Includes 100,000 common shares issuable in connection with options to purchase common stock.

(5) Includes 600,000 common shares issuable in connection with options to purchase common stock.

(6) Includes an immediately exercisable warrant to purchase up to 2,000,000 common shares at $1.50 per share.

(7) Includes 800,000 common shares issuable in connection with options to purchase common stock.

     VOTING AND REVOCATION OF PROXIES

     All valid proxies received before the Annual Meeting and not revoked will be exercised. All shares represented by proxy will be voted, and where a stockholder specifies by means of his or her proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made. If no choice is indicated on the proxy, the shares will be voted in accordance with the recommendations of the Board of Directors as to such matters. Proxies may be revoked at any time prior to the time they are voted by: (a) delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy; or (b) duly executing and delivering to the Secretary a subsequent proxy relating to the same shares; or (c) attending the meeting and voting in person.

     SOLICITATION OF PROXIES

     The cost of soliciting proxies, including the cost of preparing and mailing the Notice and Proxy Statement, will be paid by the Company. Solicitation will be primarily by mailing this Proxy Statement to all stockholders entitled to vote at the meeting. Proxies may be solicited by officers and directors of the Company personally or by telephone or facsimile, without additional compensation. The Company may reimburse brokers, banks and others holding shares in their names for others for the cost of forwarding proxy materials and obtaining proxies from beneficial owners.

                              ELECTION OF DIRECTORS

     The Board of Directors currently consists of three members. Each Director is elected each year to serve for a term of one year. Each Director serves until his successor has been elected and qualified, or until his earlier resignation or removal.

     The Company has nominated its current Directors, Terence E. Belsham, Richard P. Freeman and Gerald I. Quinn to be re-elected at the Annual Meeting. In addition, the Company has also nominated Richard Baillie, Terry Cuthbertson and Terrence H. Pocock for election at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for Messrs. Belsham, Freeman, Quinn, Baillie, Cuthbertson and Pocock. In the event that any of such persons is unable or declines to serve as Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the Board of Directors to fill the vacancy. It is not expected that any of such persons will be unable or will decline to serve as Director. If elected, the term of office of each of the nominees will continue until the next annual meeting of stockholders after election or until such Director's successor has been duly elected and qualified.

     The names of all current Directors, Director-nominees and executive officers and certain information about them, are set forth on the following page.

Name                   Age             Positions With Company
----                   ---             ----------------------
Terence E. Belsham     61    Chairman of the Company's Board of Directors

Gerald I. Quinn        53    President, Chief Executive Officer, and a
                             member of the Company's Board of Directors

Richard P. Freeman     40    Vice President, Investor Relations and Product
                             Development, and a member of the Company's
                             Board of Directors

Lydia M. Montoya       44    Chief Financial Officer and Treasurer

Donna S. Moore         42    Vice President, Operations

John G. Vogel          30    President and Chief Executive Officer of Telplex
                             International Communications, Inc.

Richard Baillie        51    Director-Nominee

Terry Cuthbertson      46    Director-Nominee

Terrence H. Pocock     63    Director-Nominee


TERENCE E. BELSHAM was a co-founder of Interpretel, Inc. ("Interpretel"), a wholly owned subsidiary of the Company. Since it was founded in 1992 until May 1996, Mr. Belsham was the President and CEO of Interpretel. From March 1995 until May 1996, Mr. Belsham was the Company's President and CEO. Mr. Belsham has also served as the Company's Chairman of the Board since March 1995. From 1989 until 1992, Mr. Belsham was President of Intran Systems, Inc. From 1983 to 1989, Mr. Belsham owned Sinclair Associates, a real estate marketing and management firm. From 1965 to 1983, Mr. Belsham was President and owner of Lackie Manufacturing Company, Ltd., a jewelry manufacturing company in Canada. Mr. Belsham graduated from the business school of the University of Western Ontario. Mr. Belsham has been active in Rotary International, the Canadian Jeweler's Association and the 24 Karat Club.

GERALD I. QUINN has been the President of Interpretel (Canada) Inc., a subsidiary of the Company, since 1995. In May 1996, Mr. Quinn became the President, Chief Executive Officer and a Director of the Company. From 1986 to 1994, Mr. Quinn was Vice President of University Affairs and Development at the University of Guelph, which is one of Canada's leading teaching and research universities. While at the University of Guelph, Mr. Quinn's responsibilities included marketing, image development, constituent relations and media relations, including systems development, telemarketing and the development of affinity programs. From 1975 until 1986, Mr. Quinn held many senior administrative positions with Canada's largest college of applied arts and technology, including positions relating to the development and commercialization of technology and multimedia based interactive learning programs. Since 1984, Mr. Quinn has served as a consultant to Cableshare Interactive Technology, Inc. ("Cableshare"), a Canadian TSE listed public company that operates in the interactive television industry. Mr. Quinn has been a director of Cableshare since 1993 and chairs its board committee on mergers and acquisitions. Mr. Quinn is active in numerous civic and professional organizations and has been recognized for his work in marketing, sales, promotion and public relations by various trade organizations. Mr. Quinn has two arts degrees with majors in English, Economics and Political Science. Mr. Quinn's sister is married to Terrence H. Pocock.

RICHARD P. FREEMAN was a co-founder of Interpretel and has served as Interpretel's Vice President since 1993; and as a Director of the Company since March 1995. Prior to joining Interpretel, Mr. Freeman was a principal in several entrepreneurial companies located in Arizona, which were primarily involved in the tourism and travel industries. Those companies included Desert Divers, a scuba retail and boat chartercompany, and Vacation, Etc., a tour and travel company which focused on corporate, leisure and adventure travel, wholesale tour operations and escorted senior travel. Mr. Freeman has also served as a consultant to several travel-related organizations, including the Business Radio Network, a national radio network. Mr. Freeman holds a Bachelor of Arts degree from the University of Arizona and is active in various civic and community organizations.

DONNA S. MOORE joined the Company in May 1995 as Director of Client Services. In May 1996, Ms. Moore was promoted to her current position as Vice President of Operations. Prior to joining the Company, Ms. Moore founded and operated two service-based businesses. From 1991 to 1995, Ms. Moore operated The Greeting Connection, a wholesale greeting card distributorship in southern Arizona. From 1981 to 1990, Ms. Moore operated Simonsen Generator Service, an industrial generator sales and service company in Tucson, Arizona. Ms. Moore has degrees in Consumer Services and Journalism/Communications from Iowa State University.

LYDIA M. MONTOYA joined the Company in September 1996 as its Chief Financial Officer. From May 1994 until September 1996, Ms. Montoya was self-employed as a certified public accountant. Ms. Montoya was Controller of Ugly Duckling Corporation, a publicly traded company ("Ugly Duckling") from November 1992 to May 1994. Ugly Duckling is an operator of nine Buy Here-Pay Here used car dealerships which also finances and services retail installment contracts generated from the sale of used cars by its dealerships. From July 1987 to October 1992, Ms. Montoya was Director of Partnership Accounting for Verde Investments, Inc., a real estate development company that constructed, operated and sold over 5,000 apartment units. Ms. Montoya began her career with Coopers & Lybrand. Ms. Montoya has a B.S. in Accounting from the University of Arizona and a B.S. in Sociology from Arizona State University.

JOHN G. VOGEL joined the Company in January 1997 as President and Chief Executive Officer of Telplex International Communications, Inc., an Arizona corporation ("Telplex"). Substantially all of the assets of Telplex were acquired by the Company in January 1997 and transferred to the Company's wholly-owned subsidiary, Telplex International Communications, Inc. which was formed in contemplation of such acquisition. Telplex was thereafter dissolved. From its inception in 1994 until April 1996, Mr. Vogel served as Vice President and from April 1996 until its acquisition by the Company in January 1997, Mr. Vogel served as President of Telplex, a privately-held international reseller of international voice and data, which he also founded. From May 1993 until January 1994, Mr. Vogel was self-employed as a telecommunications consultant in the United States and Mexico. From January 1992 to January 1994, Mr. Vogel was employed as a Senior Associate by Sprint Communications, a publicly traded telecommunications provider. Mr. Vogel holds a Bachelor of Arts degree in Marketing from the University of Arizona.

RICHARD BAILLIE has been nominated to become a Director of the Company upon election by the stockholders of the Company at the Annual Meeting. Mr. Baillie is the Director responsible for marketing and sales at Tech Pacific Australia Pty Ltd. ("Tech Pacific"). Tech Pacific is a private telecommunications company with operations in Australia and the Pacific Rim. Tech Pacific is also the parent company of a major shareholder of the Company, Switch Telecommunications Pty Limited ("Switch"). Prior to joining Tech Pacific in 1990, Mr. Baillie held several senior positions with Telecom Australia (now Telstra), including that of General Manager responsible for sales, marketing and network service delivery for business customers in the Sydney region. During 1987 and 1988, Mr. Baillie worked with AT&T under a Telstra staff development program. Mr. Baillie holds a graduate Diploma of Business Administration and a Diploma in Industrial Relations. Mr. Baillie is a member of the Australian Institute of Company Directors, holds a Diploma of Company Directors and is a Director of the Australian Mobile Telecommunications Association.

TERRY CUTHBERTSON has been nominated to become a Director of the Company upon election by the stockholders of the Company at the Annual Meeting. Mr. Cuthbertson is the Director of Finance of Tech Pacific Holdings, a wholly-owned subsidiary of Tech Pacific, whose shares are publicly traded on the Hong Kong Exchange. Prior to joining Tech Pacific Holdings, Mr. Cuthbertson worked for the previous 25 years at KPMG Peat Marwick. While at KPMG Peat Marwick, Mr. Cuthbertson was a partner in both Audit Services and KPMG Corporate Services. Mr. Cuthbertson holds a Bachelor of Business from the University of Technology, NSW and is an Associate of the Institute of Chartered Accountants in Australia.

TERRENCE H. POCOCK has been nominated to become a Director of the Company upon election by the stockholders of the Company at the Annual Meeting. Mr. Pocock is the Vice Chairman of Cableshare Interactive Technology Inc. ("Cableshare"), a Canadian public company he founded in 1973 that operates in the interactive television industry. Currently, Mr. Pocock is involved in technology oversight for the board of directors at Cableshare. From its inception in 1973 until 1992, Mr. Pocock was the CEO of Cableshare. While at Cableshare, Mr. Pocock was involved in product development and was responsible for obtaining several patents on interactive television technology. Mr. Pocock holds B.A., B Comm. and MBA degrees from various Canadian universities and is a graduate of the Canadian Royal Military College. Mr. Pocock is married to the sister of Gerald I. Quinn.

     MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During fiscal 1996, the Board of Directors met 12 times. Each Director attended all of the meetings held during fiscal 1996. The Company's Board of Directors has no committees.

                             EXECUTIVE COMPENSATION

     The following table summarizes all compensation paid to the Company's President (the Chief Executive Officer of the Company) and to the Company's
other most highly compensated executive officer other than the President (collectively, the "Named Executive Officers"), for services rendered in all capacities to the Company during the fiscal years ended August 31, 1996, 1995 and 1994.
                           SUMMARY COMPENSATION TABLE

                                                                 Long Term Compensation
                                                                ------------------------
                                                                         Awards
                                          Annual Compensation            ------
                                          -------------------   Restricted   Securities
    Name and                     Fiscal                           Stock      Underlying
 Principal Position               Year     Salary     Bonus      Award(s)     Option(s)
 ------------------               ----     ------     -----      --------      ---------
Terence E. Belsham                1996      $85,000      $0       $979,023     200,000
Chairman of the Board (1)
                                  1995      $60,000      $0          $0             0

                                  1994      $45,000      $0          $0             0

Gerald I. Quinn                   1996      $85,000      $0       $203,637     500,000
President and Chief Executive
Officer (1)                       1995      $58,000      $0          $0        300,000

                                  1994      $0           $0          $0             0

----------
(1) Terence E. Belsham served as the Company's Chief Executive Officer until February 1996, at which time Gerald I. Quinn became the Company's Chief Executive Officer.

     The following table sets forth certain information concerning each exercise of stock options during the year ended August 31, 1996 by each of the Named Executive Officers and the aggregated fiscal year-end value of the unexercised options of each such Named Executive Officer.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                       OPTION VALUE AS OF AUGUST 31, 1996

                                                         Number of Unexercised          Value of Unexercised
                                                                Options                    In-the-Money
                                                         at Fiscal Year End (#)      Options at Fiscal Year End ($)
                     Shares Acquired Value Realized  -----------------------------   ------------------------------
        Name         on Exercise (#)     ($)         Exercisable     Unexercisable   Exercisable      Unexercisable
       ------        ---------------  -------------  -----------     -------------   -----------      -------------
Terence E. Belsham          0             $0                 0         200,000           $0                $0

Gerald I. Quinn             0             $0           300,000         500,000           $0                $0


     The following table sets forth information concerning individual grants of stock options made to the Named Executive Officers during the last fiscal year.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                     Percent of Total
                                     Options Granted
                       Options       to Employees in       Exercise       Expiration
Name                 Granted (#)       Fiscal Year       Price ($/Sh)        Date
----                 -----------       -----------       ------------        ----
Terence E. Belsham    200,000             18%              $1.75(1)        May 2006

Gerald I. Quinn       300,000             73%            $1.3875(1)        May 2006

                      500,000                              $1.75(1)        May 2006

----------

(1) In January of 1997, the Company's stock price had decreased significantly from the date these options were granted. In addition, the Company's Board of Directors approved the Company's 1997 Stock Incentive Plan. The Company's Board of Directors determined that these options were no longer providing appropriate incentives to the officers of the Company due to the significant decrease in market price of the Company's common stock. Accordingly, in January of 1997, the Company agreed to cancel these options and issue an equal number of options under the 1997 Stock Incentive Plan to these officers at an exercise price per share equal to the closing bid price of the Company's common stock on the date of grant. See "Proposal No. 3 - Ratification of 1997 Stock Incentive Plan New Benefits Table".

     COMPENSATION OF DIRECTORS

     All Directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with attendance at Board meetings. Directors who are employees of the Company do not receive compensation for service on the Board other than their compensation as employees. Each Director who is not an employee of the Company will receive an option to purchase 10,000 shares of the Company's Common Stock on the fifth day following the date that the Company publicly announces its annual operating results, provided that such Director attended at least 75% of the meetings of the Company's Board of Directors in the preceding fiscal year.

     EMPLOYMENT CONTRACTS

     In May 1996, the Board of Directors approved a two-year employment agreement with Gerald I. Quinn for services as President and Chief Executive Officer. The agreement requires Mr. Quinn to devote his full time to the Company and provides for a salary of $85,000 annually. Mr. Quinn is also entitled to receive any fringe benefits extended to the employees of the Company, including medical, disability and life insurance. Mr. Quinn also has the right to receive certain sales commissions from the Company under the agreement.

     In May 1996, the Board of Directors approved a one-year employment agreement with Terence E. Belsham for services as Chairman. In September 1996, the agreement was amended to eliminate Mr. Belsham's responsibilities as Chief Financial Officer because the Company retained Lydia Montoya to serve as its Chief Financial Officer. The agreement requires Mr. Belsham to devote his full-time to the Company and provides for a salary of $85,000 annually. Mr. Belsham is also entitled to receive any fringe benefits extended to the employees of the Company, including medical, disability and life insurance.

     In June 1996, the Board of Directors approved a one-year employment agreement with Richard P. Freeman for services as Vice President. The agreement provides for a base salary of $72,000 per year. The agreement requires Richard
P. Freeman to devote his full time to the Company.

     After their initial terms, each of the above-described agreements continue at will, terminable with/on ninety days written notice by either party to the other. The agreements terminate upon the occurrence of any of the following events: (i) if the employee voluntarily terminates; (ii) the death of the employee; (iii) if the employee is unable to properly discharge his obligations under his employment agreement due to illness, disability or accident for three consecutive months or for a period aggregating six months in any continuous twelve months; (iv) if the employee is convicted of a crime of moral turpitude by a court of competent jurisdiction; (v) if the employee is convicted of a felony, except to the extent that the charge arises from an act taken at the board's direction; or (vi) if the employee is grossly negligent or guilty of wilful misconduct in connection with the performance of his duties, which negligence or misconduct, if curable, is not cured within fifteen days of a notice of cure by the Board or the Chairman of the Board. Each of the above-described agreements provides that the employee shall not compete with the Company during the term of the agreement and for a period of one year thereafter.

     In January 1997, the Board of Directors of Telplex International Communications, Inc., the Company's wholly owned subsidiary ("Telplex") approved an employement agreement with John G. Vogel for services as President, Chief Executive Officer and Administrator of Telplex. The agreement has an initial term commencing January 22, 1997 and ending August 31, 2000. Thereafter, the employement agreement automatically renews for one year periods, subject to two weeks notice of termination by either party at any time. The agreement requires John G. Vogel to devote his full time to Telplex and provides for an annual base salary of $70,000, plus an incentive stock option to purchase up to 400,000 shares of the Company's Common Stock pursuant to the 1997 Stock Incentive Plan. Mr. Vogel is eligible to participate in the 1997 Stock Incentive Plan as an employee of the Company's subsidiary, Telplex; however, if the stockholders fail to approve such Plan pursuant to Proposal No. 3, the incentive stock options granted to Mr. Vogel will be deemed to have been granted in the form of non-statutory options. Mr. Vogel is also entitled to receive any fringe benefits generally provided to the employees of Telplex. The agreement terminates upon the occurence of any of the following events: (i) voluntary termination by Mr. Vogel, (ii) termination "without cause" by Telplex, (iii) death of Mr. Vogel,
(iv) if Mr. Vogel is convicted of any felony, (v) if Mr. Vogel were to commit any act of fraud, dishonesty or breach of a fiduciary duty against Teleplex or its affiliates, (vi) if Mr. Vogel materially breached the agreement or (vii) upon liquidation of Telplex. Upon any termination of the agreement by Telplex without cause, Mr. Vogel is entitled to receive two weeks severance pay (which may include the two week notice period) and all outstanding options are deemed immediately vested and exercisable for a period of sixty days following notice to terminate. The agreement also provides that Mr. Vogel shall not compete with Telplex or the Company during the term of the agreement and for a period of two years thereafter.

     1997 STOCK INCENTIVE PLAN

     In January 1997, the Board of Directors of the Company approved the Company's 1997 Stock Incentive Plan. A description of the 1997 Stock Incentive Plan is contained under the caption "Proposal No. 3 - Ratification of 1997 Stock Incentive Plan."

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In August 1996, the Company entered into certain agreements with Switch, pursuant to which Switch was issued 1,544,110 shares of Common Stock of the Company in exchange for 5% of the outstanding common stock of Switch. In addition, on January 21, 1997, the Company granted a warrant to Switch to purchase up to 2,000,000 shares of the Company's Common Stock at a price of $1.50 per share, in exchange for consideration of $20,000. The Company also licensed Switch to use certain technology of the Company in Australia and various other Asian countries.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, Directors and greater than 10% stockholders are required by Exchange Act regulations to furnish the Company with copies of all Section 16(a) forms they file.

     In 1996, Messrs. Belsham, Freeman and Quinn failed to timely report the grant of certain stock options on Form 4's, and Ms. Moore and Ms. Montoya failed to timely report initial statements of beneficial ownership on Form 3. In addition, Switch failed to timely report the acquisition of certain stock of the Company on Form 3.

     PROPOSAL NO. 1 - AMENDMENT OF  CERTIFICATE  OF  INCORPORATION  TO
     CHANGE   NAME   OF   CORPORATION   FROM   WAVETECH   TO   TELPLEX
     INTERNATIONAL, INC.

     At the Annual Meeting, the Company will seek stockholder approval of an amendment to its Certificate of Incorporation to change its name to Telplex International, Inc. (the "Name Change Amendment"). The Board of Directors believes the proposed name will help the Company to establish an identity that is consistent with its current products and services. In addition, the Company believes that changing its name to Telplex International, Inc. will eliminate certain confusion between the Company and an unrelated business entity that operates under the name Wave Tech Int. Inc. and is traded on the Nasdaq Stock Market under the symbol WAVT.

     The Company's Board of Directors approved the Name Change Amendment in January 1997 and has directed that the Name Change Amendment be submitted to the stockholders of the Company for approval at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF RATIFICATION OF THE NAME CHANGE AMENDMENT.

     PROPOSAL NO. 2 - REINCORPORATION FROM NEW JERSEY TO NEVADA

     General

     The Board of Directors has approved a plan of reorganization (the "Reincorporation") in which the Company's state of incorporation will be changed from New Jersey to Nevada. In preparation for the submission of this Proposal to the stockholders, Wavetech has formed a wholly owned Nevada subsidiary named Telplex International, Inc. If the stockholders approve the reincorporation, Wavetech, Inc., will be merged into Telplex International, Inc. Each outstanding share of stock of Wavetech, Inc., will be converted into one share of stock of Telplex International, Inc. As a result, the existing stockholders of Wavetech will become stockholders of Telplex International, Inc., and Wavetech will cease to exist. The term "the Company" refers to Wavetech, Inc., or Telplex International, Inc., or both, as the context requires. Telplex International, Inc. will be governed by Nevada law and new Articles of Incorporation and Bylaws, which will result in certain changes in the rights of stockholders. STOCKHOLDERS ARE STRONGLY ADVISED TO REVIEW THE SUMMARY INFORMATION SET FORTH AT "CERTAIN DIFFERENCES BETWEEN NEVADA AND NEW JERSEY CORPORATION LAW" AND ELSEWHERE HEREIN RELATING TO CERTAIN DISADVANTAGES TO STOCKHOLDERS THAT MAY RESULT FROM THE PROPOSED REINCORPORATION.

     The Reincorporation will not result in any change in the business, management, assets, liabilities or net worth of the Company. Wavetech's stock certificates will be deemed to represent the same number of common shares as were represented by such Wavetech certificates prior to the Reincorporation. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR WAVETECH STOCK
CERTIFICATES  FOR  TELPLEX  INTERNATIONAL,  INC.  STOCK  CERTIFICATES,  ALTHOUGH
STOCKHOLDERS MAY EXCHANGE THEIR CERTIFICATES IF THEY WISH. Following the Reincorporation, previously outstanding Wavetech stock certificates will constitute "good delivery" in connection with a sale through a broker, or otherwise of shares of Telplex International, Inc.

     As part of the Reincorporation, Telplex International, Inc. will assume all of the obligations of Wavetech under Wavetech's 1997 Stock Incentive Plan. If the Reincorporation is approved, options outstanding under the 1997 Stock
Incentive Plan will be exercisable for shares of Telplex International, Inc., and employees participating in the 1997 Stock Incentive Plan will purchase shares of Telplex International, Inc. All of the employee benefit plans and arrangements are expected to be continued without change.

     If approved by the stockholders, it is anticipated that the Reincorporation will be effected as soon as practicable following the Annual Meeting. The Plan and Merger provides that the Reincorporation may be abandoned by the Board of Directors after approval by the stockholders of Wavetech. However, the Board of Directors presently intends to proceed with the Reincorporation following shareholder approval.

     PRINCIPAL REASONS FOR THE REINCORPORATION

     Advantages of Nevada Corporation Law. The State of Nevada maintains a modern and flexible corporation law similar to Delaware's, which is frequently revised to meet changing business conditions. As a result, Nevada has become a preferred domicile for many major American corporations. Also, because of Nevada's increasing significance as the state of incorporation for many corporations, the Nevada judiciary has become particularly familiar with matters of corporation law. Further, because Nevada's law is modeled on Delaware's, Delaware's well-developed body of court decisions is expected to be influential in Nevada courts.

     No Tax on Share Dividends. New Jersey includes dividends in its definition of gross income and thus are taxable to stockholders. Under Nevada law, however, dividends paid by Nevada corporations are not taxed when the corporate stock is owned by nonresidents or foreign corporations. Also, Nevada does not tax capital gains.

     CERTAIN CHANGES TO THE COMPANY'S CERTIFICATE OF INCORPORATION

     Upon effectiveness of the Reincorporation, the Company will be governed by new Articles of Incorporation and Bylaws and the Certificate of Incorporation for the Company in New Jersey will no longer govern the Company's affairs. The Company's new Articles of Incorporation will contain provisions that differ from the Company's existing New Jersey Certificate of Incorporation.


     The new Articles of Incorporation authorize the Board of Directors of the Company, without any vote or action of the stockholders, to issue up to 10,000,000 shares of preferred stock in one or more series and to fix the rights, preferences, privileges, qualifications, limitations and restrictions thereof, including dividend rights, conversion and voting rights, terms of redemption, redemption prices, liquidation preferences and the number of shares constituting any series or the designation of such series. The rights, preferences and privileges of holders of common stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of preferred stock which the Company may designate and issue in the future. For example, the issuance of preferred stock may have the effect of delaying, deferring or preventing a change in control of the Company. Further, the issuance of preferred stock with voting and conversion rights may adversely affect the voting power of the holders of common stock, including, without limitation, potentially substantial dilution to existing stockholders and the loss of voting control to others. The Company has no present plans to issue any shares of preferred stock.

     In addition to the issuance of preferred stock, the Company's new Articles of Incorporation and Bylaws contain a number of provisions relating to corporate governance and the rights of stockholders, which differ from the Company's existing Certificate of Incorporation. These provisions: (i) permit the removal of Directors only for cause and only by vote of stockholders owning two-thirds of the voting power of the Company; (ii) impose conditions on the ability of stockholders to nominate persons for the position of director; (iii) prohibit stockholders from calling special meetings; and (vi) require the consent of the Board of Directors or the "disinterested" members thereof and/or the affirmative vote of two-thirds of the Company's voting stock, excluding stock owned by interested stockholders, to effect certain business combinations with interested stockholders. An interested stockholder for purposes of this provision means a person who, together with affiliates or associates, beneficially owns or beneficially owned within the preceding two-year period, 10% or more of the Company's combined voting power. The provisions included in the Company's Articles of Incorporation and certain provisions in the Bylaws may not be amended or repealed without the affirmative vote of two-thirds of the Company's voting stock, excluding, with respect to the business combination provision, stock owned by interested stockholders.

     The Company believes that these provisions will promote the stability and continuity of the Board of Directors of the Company and assure that stockholders will receive adequate notice of and an opportunity to consider actions by stockholders that could materially affect the Company. However, these provisions could have the effect of deterring unsolicited takeovers or delaying or preventing changes in control or management of the Company, including transactions in which stockholders might otherwise receive a premium for their shares over then-current market prices. In addition, these provisions may limit the ability of stockholders to approve transactions that they may deem to be in their best interest.

     CERTAIN DIFFERENCES BETWEEN NEVADA AND NEW JERSEY CORPORATION LAW

     In addition to the matters discussed above, Nevada law differs in many other respects from New Jersey law. Certain differences that could materially affect the rights of stockholders are as follows:

     Loans to Directors, Officers and Employees. Under Nevada law, a corporation may make loans to or guarantee the obligations of its officers or other employees and those of its subsidiaries when such action, in the judgment of the directors, is fair to the corporation. Such loans and guarantees are also permitted under New Jersey law, but only if it is in the best interest of the corporation. The Board of Directors has no present intention of making loans or guaranteeing obligations of its officers or employees.

     Dissolution. Both New Jersey and Nevada law require approval by a majority of the total voting power and approval by a majority of the Board of Directors, or approval by all of the stockholders, to authorize dissolution of a corporation.  New  Jersey  law  also  allows a  corporation  to  include  in its certificate of incorporation a provision which allows any shareholder or stockholders to effect a dissolution at will or upon the occurrence of a specified event. Both New Jersey and Nevada law allow a corporation to include in its certificate or articles of incorporation a supermajority voting requirement in connection with dissolutions. Neither Wavetech's Certificate of Incorporation nor Telplex International, Inc.'s Articles of Incorporation presently contains any supermajority voting requirement with respect to dissolution.

     Payment of Dividends and Repurchase of Shares of Common Stock. Under Nevada and New Jersey law, a corporation may pay dividends only so long as such distribution does not render the corporation insolvent. One key difference between Nevada and New Jersey law is that in Nevada, a director is fully protected in relying in good faith upon the books of account of the corporation or statements prepared by any of its officials as to the value and amount of assets, liabilities or net profits of the corporation or other facts pertinent to the existence and amount of money from which distributions may properly be declared. No similar provision exists in the New Jersey statutes.

     Both Nevada and New Jersey law allow corporations to repurchase their capital stock. Unlike Nevada, New Jersey allows a corporation to reacquire its shares even though it causes net assets to become less than the liquidation preferences of outstanding shares, unless the certificate of incorporation contains a restriction. Also under New Jersey law, a corporation may repurchase its own shares out of capital surplus and out of share capital in certain instances. No such provisions are found in Nevada law.


     Neither Wavetech nor Telplex International, Inc. currently intends to pay dividends or repurchase its capital stock. Nevertheless, the differences between New Jersey law and Nevada law could affect dividend payments or share repurchases in the future.

     Removal of Directors. Under the Nevada Code, any one or all of the directors of a corporation may be removed without cause by the holders of not less than two-thirds of the voting power of a corporation's stock. The Nevada Code also permits articles of incorporation to require the concurrence of a percentage greater than two-thirds of the voting stock in order to remove a director. Telplex International, Inc.'s Articles of Incorporation will not contain such a requirement.

     Indemnification of Officers and Directors and Advancement of Expenses. New Jersey and Nevada have nearly identical provisions regarding indemnification by a corporation of its officers, directors, employees, and agents for claims against such persons as a result of their position. New Jersey and Nevada law differ slightly in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit, or proceeding. New Jersey law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit, or proceeding may be paid by the corporation in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. Thus, a corporation has the discretion to decide whether or not to advance expenses. Nevada law provides for similar advancement of expenses. In addition, however, the articles of incorporation, bylaws, or an agreement made by the corporation may provide that the corporation must pay advancements of expenses as they are incurred in advance of the final disposition of the action, suit, or proceeding upon receipt by the Company of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. The Company's current bylaws provide that the Company may advance such expenses if authorized by the Board of Directors and upon receipt of an undertaking to repay any such amounts unless it is ultimately determined that such indemnified party is entitled to be indemnified by the Company. The bylaws of Telplex International, Inc. would require the Company to advance such expenses upon receipt of an undertaking to repay the amount of such advances if it is ultimately determined that such indemnified party is not entitled to be indemnified by the Company.

     Limitation on Personal Liability of Directors. New Jersey corporations are permitted to adopt charter provisions limiting, or even eliminating, the liability of a director of a company and its stockholder from monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or that involve a knowing violation of the law or liability of the corporation based on unlawful dividends or distributions or improper personal benefit. Nevada law permits the adoption of provisions in the articles of incorporation limiting personal liability but differs from New Jersey's provision in one respect. While the New Jersey provision excepts from limitation of liability a breach of the duty of loyalty, the Nevada counterpart does not contain this exception.

     Under the laws of either state, the charter provision will not have any effect on the availability of equitable remedies such as an injunction or recision based upon a breach of the duty of care, or on liabilities that arise under certain federal statutes such as the securities laws.

     SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF REINCORPORATION

     The Company has been advised by Addison, Roberts & Ludwig, P.C., that, for federal income tax purposes, no gain or loss will be recognized by the holders of Wavetech shares as a result of the consummation of the Reincorporation and no gain or loss will be recognized by Wavetech or Telplex International, Inc. In addition, Addison, Roberts & Ludwig, P.C. has advised that each former holder of Wavetech shares will have the same basis in the Telplex International, Inc. stock received by him pursuant to the Reincorporation as he has in the Wavetech shares held by him at the time of consummation of the Reincorporation, and his holding period with respect to such Telplex International, Inc. stock will include the period during which he held the corresponding Wavetech shares, provided the latter were held by him as capital assets at the time of consummation of the Reincorporation.

     VOTE REQUIRED FOR REINCORPORATION AND BOARD OF DIRECTORS' RECOMMENDATION

     Approval of the Plan of Merger and the Reincorporation provided for therein will require the affirmative vote of a majority of the outstanding shares of Wavetech common stock.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE PLAN OF MERGER AND THE REINCORPORATION FROM NEW JERSEY TO NEVADA.

     PROPOSAL NO. 3 - RATIFICATION OF 1997 STOCK INCENTIVE PLAN

     The Board of Directors has approved a 1997 Stock Incentive Plan (the "1997 Plan") and recommends that such Plan be approved by the stockholders. Employees (including officers), Directors and consultants of the Company and its subsidiaries are eligible to receive grants of options, Restricted Stock or Deferred Stock under the 1997 Plan, under which an aggregate of 4,600,000 shares of Common Stock are authorized for issuance. Usually, the only consideration received by the Company for the grant of an award will be past services and/or the expectation of future services. No options, Restricted Stock or Deferred Stock may be granted under the 1997 Plan after January 30, 2007. As of February 14, 1997, options to purchase approximately 2,900,000 of such shares have been granted; such options have terms of up to ten years, with exercise prices of $0.66 and $0.81 per share, which is the fair market value of the underlying shares as of the respective dates of grant. As of February 14, 1997, the Common Stock underlying the outstanding options had an aggregate market value of approximately $2,025,000. As of February 14, 1997, grants of 16,903 shares of Restricted Stock and no grants of Deferred Stock have been made.

         STOCK OPTIONS

     The 1997 Plan provides for the granting to employees of either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options. However, the ability to grant incentive stock options under the Plan is contingent upon stockholder approval of the Plan. Directors, officers, employees and consultants of the Company and its subsidiaries who, in the opinion of the Board of Directors, are responsible for the continued growth and development and financial success of the Company are eligible to be granted options under the 1997 Plan. Generally, the exercise price of incentive stock options granted under the 1997 Plan must be not less than the fair market value of the underlying shares on the date of grant, and the term of each option may not exceed ten years. Options are generally subject to a five-year vesting schedule. Incentive stock options granted to persons who have voting control over 10% or more of the Company's capital stock are granted at 110% of the fair market value of the underlying shares on the date of grant and expire five years after the date of grant.

     The 1997 Plan provides the Board of Directors with the discretion to determine when options granted thereunder shall become exercisable. Generally, such options may be exercised after a period of time specified by the Board of Directors at any time prior to expiration, so long as the optionee remains employed by the Company. No option granted under the 1997 Plan is transferable by the optionee other than by will or the laws of descent and distribution, and each option is exercisable during the lifetime of the optionee only by the optionee.

     The Board, in its sole discretion, may accelerate the benefits of any award under the 1997 Plan in the event of a Corporate Transaction or Change of Control, with such acceleration rights being granted in connection with an award pursuant to an agreement evidencing the same or at any time after an award has been granted to a Participant. "Corporate Transaction" means (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated, (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company, or (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger. "Change of Control" means a change in ownership or control of the Company either by (i) the direct or indirect acquisition by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rules 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders or other transaction; or (ii) a change in the composition of the Company's Board of Directors over a period of 36 consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either have been Board members continuously since the beginning of such period or have been elected or nominated for election as Board members during such period by at least a majority of the Board members continuously serving at the beginning of such period who were still in office at the time such election or nomination was approved by the Board.

     NONEMPLOYEE DIRECTOR AUTOMATIC OPTIONS

     The 1997 Plan contains an Automatic Option Grant Program limited to those persons who serve as nonemployee members of the Board, including any nonemployee Chairman of the Board ("Eligible Directors"). Each individual who first becomes an Eligible Director after the date of approval of the 1997 Plan by the shareholders, shall automatically be granted a Non-Statutory Option to purchase 10,000 shares of Common Stock. On the date which is five days after the Company publicly announces its annual operating results, beginning with the fiscal year 1998 annual operating results, each person who is at that time serving as an Eligible Director will automatically be granted a Non-Statutory Option to purchase 10,000 shares of Common Stock, provided that such person has attended at least 75% of all meetings of the Board of Directors held during the most recently completed fiscal year. The following table sets forth the options to be granted on March 26, 1997, to each of the Company's Eligible Directors if the 1997 Plan is approved by the shareholders:

     Director            Number of Options          Dollar Value ($)1
     --------            -----------------          -----------------
Richard Baillie             10,000                          $0

Terry Cuthbertson           10,000                           0

Terence H. Pocock           10,000                           0

     ----------
1 All of these options will be granted with an exercise price equal to the "fair market value" (as defined in the 1997 Plan) of the underlying shares as of the date of the grant. As a result, the value of such options to the grantee will be determined by the difference between the respective exercise price and the fair market value on the date of exercise.

     There is no limit on the number of automatic option grants that any one Eligible Director may receive. All grants to an Eligible Director under the 1997 Plan will have a maximum term of 10 years from the automatic grant date. Each automatic grant will vest one year from the date of grant, provided that the Director continues to serve until the next annual meeting of shareholders following such grant. If an Eligible Director ceases to serve as a Board member for any reason other than Death or permanent disability while holding one or more automatic option grants, then the option grants exercisable at the time such person ceased to be a Board member shall be exercisable for up to six months following cessation of Board service. In the event an Eligible Director dies during such six-month period, then the options otherwise exercisable by the Eligible Director may be exercised by the Eligible Director's legatees, personal representative or distributees for up to 12 months following the date of the Eligible Director's death. The exercise price of all options shall be equal to the fair market value of the Common Stock on the automatic grant date.

     In the event an Eligible Director becomes permanently disabled or dies while serving as a Board member, then all shares of Common Stock subject to automatic option grants shall immediately vest in full, and the Eligible Director, or the legatees, personal representatives or distributees in the case of the Eligible Director's death, may exercise the options for up to 12 months following the date of the permanent disability or death of the Eligible Director.

     In the event of any Corporate Transaction or Change of Control, all outstanding director options shall automatically vest and become fully exercisable and remain exercisable following the Corporate Transaction or Change of Control until the expiration or sooner termination of the option term. Immediately following the Corporate Transaction or Change of Control, all automatic option grants to Eligible Directors shall terminate.

     Director options are generally not transferrable, and are exercisable during the Eligible Director's lifetime only by the Eligible Director. An Eligible Director has no rights as a shareholder with respect to any shares covered by an option until the option has been validly exercised.

     RESTRICTED AND DEFERRED STOCK

     The 1997 Plan permits the Board to grant or sell shares of Common Stock to participants with a "substantial risk of forfeiture" within the meaning of
Section 83 of the Code for a period to be determined by the Board as of the date of the award. Each grant or sale of Restricted Stock will constitute an immediate transfer of the ownership of Common Stock to the participant in consideration of the performance of services, permitting such participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer adopted at the date of the award. The Common Stock subject to the restrictions may not be sold, assigned, transferred, pledged or otherwise encumbered, and any dividends or other distributions paid on the Restricted Stock will be sequestered and reinvested on an immediate or deferred basis. At the expiration of the restriction period, the Company will deliver to the participant unlegended stock certificates in exchange for cancellation of the legended stock certificates.

     The Board may also authorize grants or sales of Deferred Shares to participants. Each grant or sale of Deferred Stock will constitute an agreement by the Company to issue or transfer Common Stock to a participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period for such conditions as the Board may specify. Each grant or sale may be made without additional consideration from the participant or in consideration of a payment that is less than the fair market value on the date of grant. During the Deferral Period, the participant will not have any rights of ownership in the Deferred Stock and will not have the right to vote the Deferred Stock. The Board may, at its sole discretion, authorize the payment of dividend equivalents on the Deferred Stock in cash or additional shares of Common Stock on a current, deferred or contingent basis.

     No more than 500,000 shares of Common Stock may be issued as Restricted Stock and Deferred Stock.

     REASONS FOR THE 1997 PLAN

     The purpose of the 1997 Plan is to attract, retain and motivate officers, other key employees, nonemployee directors and certain consultants and advisors of the Company, including its subsidiaries and affiliates. The Company believes that the 1997 Plan will more closely align the interests of its participants with the interests of the Company and its stockholders and will provide more appropriate compensation to participants thereunder than currently available solely through cash compensation. The Company is in a start-up phase and, as a result, has been unable to provide cash compensation in amounts comparable to those which may be available at other companies engaged in similar lines of business. Previously, the Company has made awards of non-statutory options to certain key employees and consultants on a case-by-case basis. However, the Company believes that replacing this practice with the implementation of the 1997 Plan will enable grantees of "incentive stock options" to take advantage of certain potentially favorable tax treatment provisions under the Code, result in reduced costs of administration to the Company with respect to grants outstanding from time to time and an increased ability of the Company to attract highly qualified personnel in the future. Shareholder approval of the Plan is also sought so that "incentive stock options" granted under the Plan will qualify for treatment as such under the Code.

     The grant of stock options and awards which have been individually approved by stockholders and meet certain conditions are exempt from the "short-swing profits" liability provisions of Section 16(b) of the Securities and Exchange Act of 1934, as amended (the "Act"). Section 16(b) provides that upon the purchase and sale (or sale and purchase) of the Company's Common Stock within any six month period by a principal officer, director or beneficial owner of more than 10 percent of the Company's Common Stock, any "profit' realized by such person is recoverable by the Company. Thus, shareholder approval of the Plan is sought in order to exempt from the liability provisions of Section 16(b) the grant of those options to principal officers and directors set forth under "New Plan Benefits Table".


     No person who acquires shares of Common Stock under the 1997 Plan, may during any period of time that such person is an "affiliate" of the Company within the meaning of the rules and regulations of the Securities and Exchange Commission under the Securities Act of 1933, as amended ("Securities Act"), offer to sell such shares of Common Stock unless such offer and sale is made (i) pursuant to an effective registration statement under the Securities Act or (ii) pursuant to an appropriate exemption from the registration requirements of the Securities Act, such as that set forth in Rule 144 promulgated thereunder.

     FEDERAL INCOME TAX CONSEQUENCES

     The discussion that follows is a summary, based upon current law, of some of the significant federal income tax considerations relating to awards under the 1997 Plan. The following discussion does not address state, local or foreign tax consequences.

         The Plan is not a "qualified plan" as defined in Section 401(a) of the Code, nor is it subject to the Employee Retirement Income Security Act of 1974, as amended.

     With respect to incentive stock options, neither the grant of the option nor the exercise of the option by an optionee will result in income to the optionee. The ultimate sale or other disposition by the optionee of the shares of Common Stock obtained upon exercise of the incentive stock options will result in capital gain or loss equal to the difference between the fair market value on the date of sale and the exercise price. A disposition of shares acquired pursuant to an option which results in a net capital gain will be taxed at the ordinary income rate (but not more than 28%). If the stock is disposed of at a price less than the exercise price, the loss will be capital loss. In 1996, capital losses are deductible for individuals to the extent of capital gains plus an amount not exceeding $3,000 ($1,500 for married individuals filing separately).

     The Company will not be allowed a deduction with regard to the incentive stock options at the time of its grant, its exercise or the ultimate sale of the Common Stock. However, if an optionee sells or disposes of the Common Stock prior to two years after the date of the grant of the incentive stock options or one year after the date of the exercise, the optionee will recognize compensation income on the sale to the extent the value of the Common Stock on the date of exercise exceeds the exercise price. The excess of the amount received on the sale over the value on the date of exercise (if any) will be capital gain. In the case of such a premature disposition of the Common Stock, the Company may deduct the amount of income recognized as compensation income. A person entitled to exercise an incentive stock option after the death of an optionee may sell the Common Stock obtained on the exercise of the option at any time without regard to the foregoing holding period requirements.

     While the exercise of an incentive stock option will not generate compensation income at the time of exercise, the excess of the fair market value of the stock on the date of exercise over the exercise price is treated as a tax preference item for purposes of the alternative minimum tax. The impact of the alternative minimum tax rules will depend upon the individual circumstances of each employee.

     In the event the Company permits incentive stock options to be exercised with Common Stock of the Company acquired by the exercise of an incentive stock option, the use of such stock to exercise an incentive stock option prior to completion of the minimum holding periods applicable to such stock will be treated as a premature disposition resulting in ordinary income to the employee.

     With respect to non-statutory stock options, since such options are not readily marketable, an optionee does not realize any compensation income upon the grant. Additionally, the Company may not take a tax deduction at the time of the grant. Upon exercise of a non-statutory stock option, an optionee realizes and must report as compensation income an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. The Company is entitled to take a deduction at the same time and in the same amount, provided the Company withholds federal income tax in accordance with the Code and the applicable Treasury regulations.

     Subject to the approval of the Board, an optionee may make an irrevocable election to have the Company withhold from those shares that would otherwise be received upon the exercise of the option, a number of shares having a fair market value equal to the minimum amount necessary to satisfy the Company's federal, state, local and foreign tax withholding obligations and FICA and FUTA obligations with respect to the exercise of such option by the optionee. The Company shall be entitled if necessary or desirable to pay or withhold the amount of any tax attributable to the delivery of Common Stock under the Plan from other amounts payable to the optionee after giving the person entitled to receive such Common Stock notice as far in advance as practical, and the Company may defer making delivery of such Common Stock if any such tax may be pending unless and until indemnified to its satisfaction.

     With regard to Restricted Stock, neither the Company nor the participant receiving a Restricted Stock award will realize any federal tax consequences at the time the award is granted. If, however, the participant makes a Section 83(b) election under the Code within 30 days of the date of the grant, then special rules will apply. A participant who is granted Restricted Stock may make a Section 83(b) election, within 30 days of the grant, to have the grant taxed as compensation income at the date of receipt, with the result that any future appreciation or depreciation in the value of the shares of Common Stock granted shall be taxed as a capital gain or loss upon a subsequent sale of the Common Stock. The Company will be entitled to deduct as a compensation expense the same amount as the participant is required to recognize as ordinary income in the same year as the participant includes the amount of income for federal tax purposes, subject to the limitations for section 162(m) of the Code. If a participant does not make a Section 83(b) election, then the grant will be taxed as compensation income at the fair market value on the date the restrictions lapse. If a Section 83(b) election is made and the Common Stock is subsequently forfeited, a loss is not allowed.

     With regard to Deferred Shares, no taxable income is recognized by the participant at the time of the grant. The participant must recognize as ordinary income the difference between the fair market value of any shares of Common Stock actually delivered in accordance with the terms of the Deferred Shares grant and the purchase price, if any, paid by the participant for such shares. In the disposition by the participant of any Common Stock received under a Deferred Shares grant, any additional gain or any loss recognized will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for more than one year. The Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to the limitations of Section 162(m) of the Code.

     In addition to the foregoing federal tax consequences, the exercise, ultimate sale or other disposition of awards by participants will in most cases be subject to state income taxation.

     NEW PLAN BENEFITS TABLE

                            1997 STOCK INCENTIVE PLAN

     The following table summarizes all options granted to (i) the Company's President, (ii) each Named Executive Officer (iii) all executive officers as a group (the "Executive Group"), (iv) all non- executive officer directors as a group (the "Non-Executive Director Group") and (v) all non- executive officer employees as a group (the "Non-Executive Employee Group"), as of February 14, 1997. No awards of Restricted Stock or Deferred Stock were made to any of such persons as of February, 1997.

                                                          Number of Shares
 Name and Position               Dollar Value ($)(1)      Uderlying Options
 -----------------              -------------------      ----------------
Terence E. Belsham
Chairman of the Board                   $0                  200,000

Gerald I. Quinn
  President and Chief
  Executive Officer                     $0                  800,000

Richard Baillie                         $0                        0(3)
  Director-Nominee

Terry Cuthbertson                       $0                        0(3)
  Director-Nominee

Terrence H. Pocock                      $0                        0(3)
  Director - Nominee

Executive Group                         $0                2,200,000(2)

Non-executive Director                  $0                        0(3)
  Group

Non-executive Officer
Employee Group                          $0                  400,000

----------
(1) All of these options were granted with an exercise price equal to the "fair market value" (as defined in the 1997 Plan) of the underlying shares as of the date of grant. As a result, the value of such options to the grantee will be determined by the difference between the respective exercise price and the fair market value on the date of exercise.

(2) Includes options to purchase 200,000 and 800,000 common shares granted to Messrs. Belsham and Quinn, respectively.

(3) Excludes options to purchase up to 10,000 common shares which the Company intends to grant to each non-employee director upon their election to the Board of Directors.

     The Company is currently in its start-up phase and, as a result, has been unable to provide cash compensation to its employees in amounts comparable to those which may be available at other companies engaged in similar lines of business. Therefore, the Company has decided to grant options, Restricted Stock and Deferred Stock to its Directors, officers, employees and consultants whose services the Company deems important to the day-to-day management and strategic planning for the Company. The Company believes that such options, Restricted Stock and Deferred Stock provide appropriate incentives to the grantees by more closely aligning their respective interests with those of the Company and its stockholders. The terms of the options, Restricted Stock and Deferred Stock granted by the Company are set by the Company's Board of Directors, based upon its determination of the value of the services provided by the grantees.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE 1997 STOCK INCENTIVE PLAN.

                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Addison, Roberts & Ludwig, P.C., independent public accountants, to audit the consolidated financial statements of the Company for fiscal 1997. Addison, Roberts & Ludwig, P.C. representatives are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

     Any stockholder proposals intended to be presented at the Company's next annual meeting of stockholders must be received by the Company no later than October 24, 1997, to be evaluated by the Board for inclusion in the proxy statement for that meeting.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any other business to be considered or acted upon at the Annual Meeting. If any other business properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                        1996 ANNUAL REPORT ON FORM 10-KSB

     The Company files annual reports on Form 10-KSB with the SEC. A copy of the annual report for the fiscal year ended August 31, 1996 (except for certain exhibits thereto) may be obtained, free of charge, upon written request by any stockholder to Wavetech, Inc., 5210 East Williams Circle, Suite 200, Tucson, Arizona 85711, Attention: Stockholder Relations. Copies of all exhibits to the annual report are available upon a similar request, subject to payment of a $0.20 per page charge to reimburse the Company for its expenses in supplying any exhibit.

                                      By Order of the Board of Directors,

                                      /s/ Gerald I. Quinn
                                      ------------------------------------
                                      Gerald I. Quinn
                                      President and Chief Executive Officer

Tucson, Arizona
February 14, 1997

                                 WAVETECH, INC.

                            1997 STOCK INCENTIVE PLAN

                            -------------------------


          1. Purposes of the Plan. The purposes of this Plan are to attract, retain and motivate officers, other key employees and nonemployee directors (including any nonemployee Chairman of the Board) of and consultants to Wavetech, Inc. and its subsidiaries and to provide such persons with incentives and rewards for superior performance more directly linked to the profitability of the Corporation's business and increases in shareholder value.

              Options granted hereunder may be either "Incentive Stock Options," as defined in Section 422 of the Code, or "Non-Statutory Stock Options," at the discretion of the Board and as reflected in the terms of the written option agreement.

          2. Definitions. As used herein, the following definitions shall apply:

               (a) "Award" shall mean the grant of any Options, Restricted Shares or Deferred Shares pursuant to this Plan and in accordance with its terms and conditions.

               (b) "Board" shall mean the Board of Directors of the Company or the Committee, if one has been appointed.

               (c) "Change of Control" means a change in ownership or control of the Company effected through either of the following transactions:

                    (i) the  direct or  indirect  acquisition  by any  person or related group of persons (other than by the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders, or other transaction; or

                    (ii) a change in the  composition of the Board over a period of 36 consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

               (d) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

               (e) "Common Stock" shall mean the common stock of the Company described in the Company's Articles of Incorporation, as amended.

               (f) "Company" shall mean Wavetech, Inc., a New Jersey corporation, and shall include any parent or subsidiary corporation of the Company as defined in Sections 424(e) and (f), respectively, of the Code.

               (g) "Committee" shall mean the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

               (h)  "Consultant"  shall  mean  any  person,   including  without
          limitation independent contractors and financial advisors, who perform services on behalf of the Company from time to time.

               (i)   "Corporate   Transaction"   means  any  of  the   following
          shareholderapproved transactions to which the Company is a party:

                    (i) a merger or  consolidation  in which the  Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                    (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company; or

                    (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

                    (j) "Deferral  Period" means the period of time during which
               Deferred Shares are subject to deferral limitations under Section 12 of this Plan.

                    (k) "Deferred  Shares" means an Award pursuant to Section 12 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

                    (l) "Director" shall mean a member of the Board.

                    (m) "Employee" shall mean any person, including officers and
               Directors, employed by the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                    (n) "Exchange  Act" shall mean the  Securities  and Exchange
               Act  of  1934,  as  amended,   and  the  rules  and   regulations
               promulgated thereunder.

                    (o) "Fair Market Value" shall mean, with respect to the date a given Option is granted or exercised, the value of the Common Stock determined by the Board in such manner as it may deem equitable for Plan purposes but, in the case of an Incentive Stock Option, no less than is required by applicable laws or regulations; provided, however, that where there is a public market for the Common Stock, the Fair Market Value per Share shall be the mean of the bid and asked prices of the Common Stock on the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System) or, in the event the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, the Fair Market Value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in the Wall Street Journal.

                    (p) "Incentive Stock Option" shall mean an Option which is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                    (q)  "Management   Objectives"   means  the  achievement  of
               performance objectives established pursuant to this Plan for participants who have received grants of Restricted Shares.

                    (r) "Non-Statutory  Option" shall mean all Options which are not Incentive Stock Options.

                    (s) "Option" shall mean a stock option granted under the Plan.

                    (t) "Optioned  Stock" shall mean the Common Stock subject to an Option.

                    (u)   "Optionee"   shall  mean  an  Employee,   Director  or
               Consultant  of the  Company  who  has  been  granted  one or more
               Options.

                    (v) "Parent" shall mean a "parent  corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                    (w) "Participant" means a person who is selected by the Board to receive benefits under this Plan and (i) is at that time an officer, including without limitation an officer who may also be a member of the Board, or other key employee of or a consultant to the Company or any Subsidiary or (ii) has agreed to commence serving in any such capacity.

                    (x) "Plan" shall mean this Stock Incentive Plan, as amended.

                    (y) "Restricted Shares" means Common Stock granted or sold pursuant to Section 11 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 11 hereof has expired.

                    (z) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

                    (aa) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

                    (bb) "Tax Date"  shall mean the date an Optionee is required to pay the Company an amount with respect to tax withholding obligations in connection with the exercise of an Option.

              3. Common Stock Subject to the Plan.  Subject to the provisions of
Section 13 of the Plan, the maximum aggregate number of Shares which may be awarded under the Plan shall be 4,600,000 Shares of Common Stock. The Shares which may be awarded under the Plan may be authorized, but unissued, or previously issued Shares acquired or to be acquired by the Company and held in treasury. Any Common Shares available for grants and Awards at the end of any calendar year shall be carried over and shall be available for grants and Awards in the subsequent calendar year. Notwithstanding the above, the aggregate number of Restricted Shares and Deferred Shares available for grants and Awards under the Plan shall in no event exceed 500,000 of the total number of Common Shares available for grants and Awards.

                 (a) Upon expiration or cancellation of any Award or option granted under this Plan, any Common Shares that were covered by such Award shall again be available for issuance or transfer hereunder.

                 (b) Common Shares covered by any Award granted under this Plan shall be deemed to have been issued or transferred, and shall cease to be available for future issuance or transfer in respect of any other Award granted hereunder, at the earlier of the time when they are actually issued or transferred or the time when dividends or dividend equivalents are paid thereon; provided, however, that Restricted Shares shall be deemed to have been issued or transferred at the earlier of the time when they cease to be subject to a substantial risk of forfeiture or the time when dividends are paid thereon.

          4. Administration of the Plan.

            (a) Procedure.

              (i) The Board shall administer the Plan; provided, however, that the Board may appoint a Committee consisting solely of two (2) or more "Non-Employee Directors" to administer the Plan on behalf of the Board, in accordance with Rule 16b-3 of the Exchange Act.

              (ii) Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor or fill vacancies however caused; provided, however, that at no time may any person serve on the Committee if that person's membership would cause the Committee not to satisfy the requirements of Rule 16b-3 of the Exchange Act.

              Any reference herein to the Board shall, where appropriate, encompass a Committee appointed to administer the Plan in accordance with this
Section 4.

          (b) Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Code, and to grant Non-Statutory Stock Options; (ii) to make Awards of Restricted Shares and Deferred Shares; (iii) to determine, upon review of relevant information and in accordance with Section 2(j) of the Plan, the Fair Market Value of the Common Stock; (iv) to determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (v) to determine the Directors, Employees and Consultants to whom, and the time or times at which, Awards shall be granted and the number of Shares to be represented by each Award; (vi) to interpret the Plan; (vii) to prescribe, amend and rescind rules and regulations relating to the Plan; (viii) to determine the terms and provisions of each Award granted (which need not be identical) and, with the consent of the Optionee or Participant thereof, modify or amend each Award; (ix) to accelerate or defer (with the consent of the Participant) the exercise date of any Award, the Deferral Period of any Deferred Shares or the Management Objectives applicable to any Restricted Shares; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted by the Board; (xi) to accept or reject the election made by an Optionee pursuant to Section 17 of the Plan; and (xii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

           (c) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees, Participants and any other holders of any Options, Restricted Shares or Deferred Shares granted under the Plan.

        5. Eligibility.

           (a) Consistent with the Plan's purposes, Options, Restricted Shares or Deferred Shares may be granted only to Directors, Employees and Consultants of the Company as determined by the Board. An Optionee or Participant who has been granted an Option, Restricted Shares or Deferred Shares may, if he or she is otherwise eligible, be granted an additional Option, or Award of Restricted Shares or Deferred Shares. Incentive Stock Options may be granted only to those Employees who meet the requirements applicable under
Section 422 of the Code.

           (b) With respect to Incentive Stock Options granted under the Plan, the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive

Stock Options are exercisable for the first time by the Employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed One Hundred Thousand Dollars ($100,000).

              The Plan shall not confer upon any Optionee or Participant any right with respect to continuation of employment with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment at any time.

         6. Board Approval and Effective Date. The Plan shall take effect on January 31, 1997, the date on which the Board had approved as the effective date of the Plan and fifteen (15) days after the Company filed applicable notices of the adoption of the Plan with The Nasdaq Stock Market, Inc. No Awards of Options, Restricted Shares or Deferred Shares may be granted after January 30, 2007 (ten (10) years from the effective date of the Plan); provided, however, that the Plan and all outstanding Awards shall remain in effect until such Awards have expired or until such Awards are canceled.

         7. Term of Option. Unless otherwise provided in the Stock Option Agreement, the term of each Option shall be ten (10) years from the date of grant thereof. In no case shall the term of any Incentive Stock Option exceed ten (10) years from the date of grant thereof. Notwithstanding the above, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns ten percent (10%) or more of the Common Stock as such amount is calculated under Section 422(b)(6) of the Code ("Ten Percent Shareholder"), the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement.

          8.  Exercise Price and Payment.

              (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Board, but in the case of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value per share on the date of grant; provided, further, that in the case of an Incentive Stock Option granted to an Employee who, at the time of the grant of such Incentive Stock Option, is a Ten Percent Shareholder, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

              (b) Payment. The price of an exercised Option and any taxes attributable to the delivery of Common Stock under the Plan, or portion thereof, shall be paid:

                    (i) In United States dollars in cash or by check, bank draft or money order payable to the order of the Company; or

                    (ii) At the discretion of the Board, through the delivery of shares of Common Stock, with an aggregate Fair Market Value, equal to the option price; or

                    (iii) By a combination of (i) and (ii) above; or

                    (iv) In the manner provided in subsection (c) below.

              The Board shall determine acceptable methods for tendering Common Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Common Stock to exercise an Option as it deems appropriate. With respect to NonStatutory Options, at the election of the Optionee pursuant to Section 21, the Company may satisfy its withholding obligations by retaining such number of shares of Common Stock subject to the exercised Option which have an aggregate Fair Market Value on the exercise date equal to the Company's aggregate federal, state, local and foreign tax withholding and FICA and FUTA obligations with respect to income generated by the exercise of the Option by Optionee.

              (c) Financial Assistance to Optionees. The Board may assist Optionees in paying the exercise price of Options granted under this Plan in the following manner:

                    (i) The  extension of a loan to the Optionee by the Company;
               or

                    (ii) A guaranty  by the  Company of a loan  obtained  by the
               Optionee from a third party.

              The terms of any loans, installment payments or guarantees, including the interest rate and terms of repayment, and collateral requirements, if any, shall be determined by the Board, in its sole discretion. Subject to applicable margin requirements, any loans, installment payments or guarantees authorized by the Board pursuant to the Plan may be granted without security, but the maximum credit available shall not exceed the exercise price for the Shares for which the Option is to be exercised, plus any federal and state income tax liability incurred in connection with the exercise of the Option.

         9.  Exercise of Option.

              (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. Unless otherwise determined by the Board at the time of grant, an Option may be exercised in whole or in part. An Option may not be exercised for a fraction of a Share.

              An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

              Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

              (b) Termination of Status as an Employee. Unless otherwise provided in a Stock Option Agreement relating to an Option that is not an Incentive Stock Option, if an Employee's employment by the Company is terminated, except if such termination is voluntary or occurs due to retirement with the consent of the Board, death or disability, then the Option, to the extent not exercised, shall cease on the date on which Employee's employment by the Company is terminated. If an Employee's termination is voluntary or occurs due to retirement with the consent of the Board, then the Employee may, but only within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board) after the date he or she ceases to be an Employee of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of such termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

              (c) Disability. Unless otherwise provided in an Option Agreement relating to an Option that is not an Incentive Stock Option, notwithstanding the provisions of Section 8(b) above, in the event an Employee is unable to continue his or her employment with the Company as a result of his or her permanent and total disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within three (3) months (or such other period of time not exceeding twelve (12) months as it is determined by the Board) from the date of termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

              (d) Death of Optionee. Unless otherwise provided in an Option Agreement relating to an Option, if Optionee dies during the term of the Option and is at the time of his or her death an Employee of the Company who shall have been in continuous status as an Employee since the date of grant of the Option, the Option may be exercised, at any time within one (1) year following the date of death (or such other period of time as is determined by the Board), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that Optionee was entitled to exercise the Option on the date of death. To the extent that Optionee was not entitled to exercise the Option on the date of death, or if the Optionee's estate, or person who acquired the right to exercise the Option by bequest or inheritance, does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

         10. Non-transferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, or, to the extent permitted by Code ss.422, pursuant to a "qualified domestic relations order" under the Code and ERISA, and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         11. Restricted Shares. The Committee may authorize grants or sales to Participants of Restricted Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

              (a) Each grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to substantial risk of forfeiture and restrictions on transfer referred to hereinafter.

              (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value per Share on the Date of Grant.

              (c) Each grant or sale shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board on the Date of Grant.

              (d) Each grant or sale shall provide that, during the period for which substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board on the Date of Grant. Such restrictions may include, without limitation, rights of repurchase or first refusal in the
Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

              (e) Any grant or sale may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional Common Shares, which may be subject to the same restrictions as the underlying Award or such other restrictions as the Board may determine.

              (f) Successive grants or sales may be made to the same Participant regardless of whether any Restricted Shares previously granted or sold to a Participant remain restricted.

              (g) Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board may determine consistent with this Plan. Unless otherwise directed by the Board, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to the Restricted Shares, shall be held in custody by the Company until all restrictions thereon lapse.

         12. Deferred Shares. The Committee may authorize grants or sales of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

              (a) Each grant or sale shall constitute the agreement by the Company to issue or transfer Common Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

              (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value per Share on the Date of Grant.

              (c) Each grant or sale shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the Date of Grant.

              (d) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote the Deferred Shares, but the Committee may on or after the Date of Grant authorize the payment of dividend equivalents on the Deferred Shares in cash or additional Common Shares on a current, deferred or contingent basis.

              (e) Successive grants or sales may be made to the same Participant regardless of whether any Deferred Shares previously granted or sold to a Participant have vested.

              (f) Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

         13. Adjustments upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per Share covered by each outstanding Option, Restricted Shares and Deferred Shares, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof, shall be made with respect to the number or price of Shares subject to an Option.

              In the event of the proposed dissolution or liquidation of the Company, any outstanding Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty
(30) days from the date of such notice (but not later than the expiration of the term of the Option under the Option Agreement), and the Option will terminate upon the expiration of such period.

         14. Corporate Transaction or Change of Control. The Board shall have the right in its sole discretion to include with respect to any Award granted to a Participant hereunder provisions accelerating the benefits of the Award in the event of a Corporate Transaction or Change of Control, which acceleration rights may be granted in connection with an Award pursuant to the agreement evidencing the same or at any time after an Award has been granted to a Participant.

         15.  Nonemployee Directors Automatic Stock Option Grants.

              (a) The individuals eligible to receive automatic option grants pursuant to the provisions of this Section 15 (the "Automatic Option Grant Program") shall be limited to (i) those individuals who are serving as nonemployee members of the Board on the Effective Date, and (ii) those individuals who are first elected or appointed as nonemployee Board members after the date that this Plan is first approved by the shareholders of the Company, whether through appointment by the Board or election by the Company's shareholders. A nonemployee Board member shall not be eligible to receive an automatic option grant under clause (i) or clause (ii) above if such individual has previously been in the employ of the Company or any Subsidiary. Any nonemployee Board member eligible to participate in the Automatic Option Grant Program pursuant to the foregoing criteria shall be designated an "Eligible Director" for purposes of this Section 15.

              (b) Except for the Option grants to be made pursuant to the provisions of this Automatic Option Grant Program, an Eligible Director shall not be entitled to receive any additional Option grants or stock issuances under this Plan or any other stock plan of the Company or its subsidiaries during his or her period of Board service.

              (c) Option grants shall be made under this Section 15 on the dates specified below:

                    (i) Each  individual who first becomes an Eligible  Director after the date that this Plan is first approved by the shareholders of the Company, whether through election by the shareholders or appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a Non-Statutory Option to purchase 10,000 Common Shares upon the terms and conditions of this Section 15.

                    (ii) On the date of which is five  days  after  the  Company publicly announces its annual operating results, beginning with the fiscal 1998 annual operating results, each individual who is at that time serving as an Eligible Director, whether or not such individual is standing for re-election as a Board member at the next election of Board members, shall automatically be granted a Non-Statutory Option to purchase 10,000 Common Shares upon the terms and conditions of this Section 15, provided such individual has attended at least 75% of all meetings of the Board of Directors held during the most recently completed fiscal year.

              (d) There shall be no limit on the number of automatic option grants any Eligible Director may receive over his or her period of Board service. The number of shares for which the automatic option grants are to be made to each newly elected or continuing Eligible Director shall be subject to periodic adjustment pursuant to the applicable provisions of Section 13.

              (e) The exercise price per Common Share subject to each automatic Option grant made under this Section 15 shall be equal to 100% of the Fair Market Value per Share on the applicable automatic grant date.

              (f) Each automatic grant under this Section 15 shall have a maximum term of 10 years measured from the automatic grant date.

              (g) Each automatic grant shall vest one year from the date of grant, provided that the Director continues to serve until the next annual meeting of shareholders following such grant.

              (h) During the lifetime of the Eligible Director, each automatic Option grant shall be exercisable only by the Eligible Director and shall not be assignable or transferable by the Eligible Director other than by a transfer effected by will or by the laws of descent and distribution following the Eligible Director's death.

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
                    (i) Should the Eligible  Director  cease to serve as a Board member for any reason (other than death or permanent disability) while holding one or more automatic option grants under this
               Section 15, then such individual shall have a six-month period following the date of such cessation of Board service in which to exercise each such Option for any or all of the Option Shares in which the Eligible Director is vested at the time of such cessation of Board service. Each such Option shall immediately terminate and cease to remain outstanding, at the time of such cessation of Board service, with respect to any Option Shares in which the Eligible Director is not otherwise at that time vested.

                    (ii) Should the Eligible Director die within six months after cessation of Board service, then any automatic Option grant held by the Eligible Director at the time of death may subsequently be exercised, for any or all of the Option Shares in which the Eligible Director is vested at the time of his or her cessation of Board service (less any Option Shares subsequently purchased by the Eligible Director prior to death), by the personal representative of the Eligible Director's estate or by the person or persons to whom the Option is transferred pursuant to the Eligible Director's will or in accordance with the laws of descent and distribution. The right to exercise each such Option shall lapse upon the expiration of the 12-month period measured from the date of the Eligible Director's death.

                    (iii) Should the Eligible Director die or become permanently disabled while serving as a Board member, then the Common Stock at the time subject to each automatic Option grant held by such Eligible Director under this Section 15 shall immediately vest in full, and the Eligible Director (or the representative of the Eligible Director's estate or the person or persons to whom the option is transferred upon the Eligible Director's death) shall have a 12-month period following the date of the Eligible Director's cessation of Board service in which to exercise such Option for any or all of those vested Common Stock.

                    (iv) In no  event  shall  any  automatic  grant  under  this
               Section 15 remain exercisable after the expiration date of the 10-year option term. Upon the expiration of the applicable post-service exercise period under subparagraphs (i) through
               (iii) above or (if earlier) upon the expiration of the 10-year Option term, the automatic grant shall terminate and cease to be outstanding for any Option Shares in which the Eligible Director was vested at the time of his or her cessation of Board service but for which such Option was not otherwise exercised.

              (j) In the event of any Corporate Transaction or Change of Control of the Company, the Common Stock at the time subject to each outstanding Option under this Section 15 but not otherwise vested shall automatically vest in full, so that each such Option shall, immediately prior to the effective date of such Corporate Transaction or Change of Control, become fully exercisable for all of the Common Shares at the time subject to that Option and may be exercised for all or any portion of those shares as fully vested Common Stock. Each such

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

Option shall remain so exercisable for all the Option Shares following the Corporate Transaction or Change of Control until the expiration or sooner termination of the Option term. Immediately following the consummation of the Corporate Transaction or Change of Control, all automatic Option grants under this Section 15 shall terminate. Nothing in this Section 15(j) shall in any way affect the right of the Company to adjust, reclassify, reorganize or to otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or a part of its business or assets.


              (k) The holder of an automatic Option grant under this Section 15 shall have none of the rights of a shareholder with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

         16. Time of Granting Awards. The date of grant of an Award shall, for all purposes, be the date on which the Board makes the determination granting such Award. Notice of the determination shall be given to each Optionee or Participant to whom an Award is so granted within a reasonable time after the date of such grant.

         17.  Amendment and Termination of the Plan.

              (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable without any approval or consent of the persons eligible to participate in the Plan, Participants or the holders of any Options to acquire Shares.

              (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Awards already granted and such Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee or Participant and the Board, which agreement must be in writing and signed by the Optionee or Participant and the Company.

         18. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option or grant of Restricted or Deferred Shares unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, respectively, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

              As a condition to the exercise of an Option or grant of Restricted or Deferred Shares, the Company may require the Optionee or Participant to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.


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

              In the case of an Incentive Stock Option, any Optionee who disposes of Shares of Common Stock acquired on the exercise of an Option by sale or exchange (a) either within two (2) years after the date of the grant of the Option under which the Common Stock was acquired or (b) within one (1) year after the acquisition of such Shares of Common Stock shall notify the Company of such disposition and of the amount realized upon such disposition.

         19. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

              Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         20.  Plan  Agreements.   Awards  shall  be  evidenced  by  written
Agreements in such form as the Board shall approve.

         21. Withholding Taxes. Subject to Section 4(b)(x) of the Plan and prior to the Tax Date, the Optionee may make an irrevocable election to have the Company withhold from those Shares that would otherwise be received upon the exercise of any Non-Statutory Stock Option, a number of Shares having a Fair Market Value equal to the minimum amount necessary to satisfy the Company's federal, state, local and foreign tax withholding obligations and FICA and FUTA obligations with respect to the exercise of such Option by the Optionee.

         22.  Miscellaneous Provisions.

              (a) Plan Expense. Any expenses of administering this Plan shall be borne by the Company.

              (b) Use of Exercise Proceeds. The payment received from Optionees from the exercise of Options shall be used for the general corporate purposes of the Company.

              (c) Construction of Plan. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Arizona and where applicable, in accordance with the Code.

              (d) Taxes. The Company shall be entitled if necessary or desirable to pay or withhold the amount of any tax attributable to the delivery of Common Stock under the Plan from other amounts payable to the Employee after giving the person entitled to receive such Common Stock notice as far in advance as practical, and the Company may defer making delivery of such Common Stock if any such tax may be pending unless and until indemnified to its satisfaction.

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

              (e) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Board member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board member undertakes to handle and defend it on her or his or her own behalf.

              (f) Gender. For purposes of this Plan, words used in the masculine gender shall include the feminine and neuter, and the singular shall include the plural and vice versa, as appropriate.


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